NAVTECH, INC.
--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Shareholders
                                  April 2, 2002
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To the Shareholders
of Navtech, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of NAVTECH, INC., a Delaware corporation, will be held in the Bloomingdale Room of the Waterloo Inn & Conference Centre, located at 475 King Street North, Waterloo, Ontario, Canada, N2J 2Z5 on Tuesday, April 2, 2002 at 1:00 p.m., local time, for the following purposes:

(1)  To elect a board of four directors.

(2)  To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on February 28, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.



                                                David Strucke
                                                Secretary




March 7, 2002



================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF NAVTECH, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                  NAVTECH, INC.

                                 PROXY STATEMENT

     This Proxy Statement is being mailed to you on or about March 7, 2002. All of our shareholders of record at the close of business on February 28, 2002 are being mailed this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 2, 2002, in the Bloomingdale Room of the Waterloo Inn & Conference Centre, located at 475 King Street North, Waterloo, Ontario, Canada, N2J 2Z5 at 1:00 p.m. local time, or any adjournment thereof.

     All proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted FOR the named nominees to our Board of Directors.

     The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of our common shares, par value $.001 per share, outstanding as of February 28, 2002 was 4,327,285. Each common share is entitled to one non-cumulative vote. The common shares are the only class of securities entitled to vote. A majority of the common shares outstanding and entitled to vote as of February 28, 2002, or 2,163,643 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only shareholders of record as of the close of business on February 28, 2002 will be entitled to vote.

     With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Navtech written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocation or amended proxies should be sent to the attention of our Corporate Secretary at the offices of our subsidiary, Navtech Systems Support Inc. ("Navtech-Canada"), located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5.

     The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of common shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or telegram without special compensation.


     A list of shareholders entitled to vote at the meeting will be available for your examination at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, for a period of ten days prior to the meeting and will also be available at the meeting.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     During the fiscal year ended October 31, 2001, none of our executive officers other than Duncan Macdonald, our then Chief Executive Officer, had total salary and bonus in excess of $100,000. The following table sets forth information concerning the compensation of Mr. Macdonald for the last three fiscal years:

================ ======== ==================================== =================================================

                                  Annual Compensation                Long-Term Compensation
---------------- -------- ----------- -------- --------------- ------------------------- --------- --------------

                                                                        Awards           Payouts
---------------- -------- ----------- -------- --------------- ----------- ------------- --------- --------------
                                                                           Common
Name and                                                       Restricted  Stock
Principal                                      Other Annual    Stock       Underlying    LTIP      All Other
Position         Year     Salary      Bonus    Compensation    Award(s)    Options       Payouts   Compensation
---------------- -------- ----------- -------- --------------- ----------- ------------- --------- --------------
---------------- -------- ----------- -------- --------------- ----------- ------------- --------- --------------
Duncan
Macdonald,       2001     $141,785       -0-   $  -0-              -0-         -0-         -0-          -0-
Chief            2000     $ 81,820       -0-   $ 2,500(2)          -0-       50,000        -0-          -0-
Executive        1999     $  5,000    $20,000  $28,927(2)          -0-         -0-         -0-          -0-
Officer (1)
================ ======== =========== ======== =============== =========== ============= ========= ==============

(1) Mr. Macdonald resigned his position of Chief Executive Officer in November 2001.

(2) Represents amounts paid as an independent advisor to Navtech. Excludes amounts paid to Kintyre & Company Limited, an entity controlled by Mr. Macdonald, for consulting services rendered to Navtech-Canada. See "Certain Relationships and Related Transactions".

Option Grants Table

     There were no stock options granted to Mr. Macdonald during the fiscal year ended October 31, 2001.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

     The following table sets forth the value as of October 31, 2001 of unexercised options held by Mr. Macdonald:

=================== ========================== ===========================
                      Number of Unexercised      Value of Unexercised
                            Options at           In-the-Money Options
                         October 31, 2001         at October 31, 2001
------------------- -------------------------- ---------------------------

Name                Exercisable/Unexercisable  Exercisable/Unexercisable
------------------- -------------------------- ---------------------------
Duncan Macdonald            50,000/-0-                $4,438/-0-
=================== ========================== ===========================

     No options were exercised by Mr. Macdonald during the fiscal year ended October 31, 2001.

Compensation of Directors

     Our Directors, with the exception of salaried officers, are entitled to receive an annual retainer of $6,000 (payable quarterly in advance) and $500 per Board and/or committee meeting attended. The Chairman of the Board is entitled to receive an annual retainer of $7,200 (payable quarterly in advance), and the Chairman of a Committee is entitled to receive $750 per committee meeting chaired. In addition, on May 11, 2001, each of our outside Directors received an option for the purchase of 20,000 shares of common stock at an exercise price of $0.70 per share. On December 11, 2001, Messrs Jakobowski and Ueltzen, who had recently joined the Board, were granted options for the purchase of 25,000 shares each at an exercise price of $0.37 per share. Further, Directors are entitled to be reimbursed for travel expenses incurred in attending any meeting of the Board or any of its committees. Our By-Laws also provide, to the extent permitted by law, for certain indemnification of our Directors.

Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements

     See "Certain Relationships and Related Transactions" for a discussion of the Settlement and Release Agreement entered into with Duncan Macdonald, our former Chief Executive Officer.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of securities outstanding. Each share is entitled to one vote. The following table sets forth certain information regarding our outstanding common stock beneficially owned as of January 31, 2002 by:

o each person who is known by us to own beneficially or exercise voting or dispositive control over more than 5% of our common stock,
o    each present director,
o    each person named in the Summary Compensation Table above, and
o    all of our present executive officers and directors as a group

========================================= ============================== =========================
Name and Address of Beneficial Owner      Number of Shares               Approximate Percentage
                                          Beneficially Owned             of Outstanding Shares

Robert N. Snyder                          840,000(1)                              19.0%
7200 Wisconsin Avenue, Suite 601
Bethesda, Maryland

Alain Mallart                             658,700(2)                              15.2%
38 avenue des Klauwaerts
1050 Brussels, Belgium

Dorothy A. English                        465,000(3)                              10.1%
175 Columbia Street West
Waterloo, Ontario, Canada


St. Andrews Capital Limited Partnership   296,543(4)                              6.9%
25 Allaura Boulevard
Aurora, Ontario, Canada

Michael Ueltzen                           256,250(5)                              5.9%
5801 Lee Highway
Arlington, Virginia

Republic Electronics Corporation          250,000(6)                              5.8%
5801 Lee Highway
Arlington, Virginia

Duncan Macdonald                          200,000(7)                              4.6%
11 Bedford Crescent
Ottawa, Ontario, Canada

David Strucke                             102,500(8)                              2.3%
1934 Berlett's Road
St. Agatha, Ontario, Canada

Thomas D. Beynon                          45,000(9)                               1.0%
675 Riverbend Drive
Kitchener, Ontario, Canada

Michael Jakobowski                        16,250(10)                              *
7200 Wisconsin Avenue, Suite 601
Bethesda, Maryland

All current executive officers and        696,200(5)(7)(8)(9)(10)(11)             15.4%
directors as a group (7 persons)
========================================= ============================== =========================

_______________
*    Less than 1%

(1) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes (i) 100,000 shares that are issuable upon the exercise of a warrant that is currently exercisable and (ii) 40,000 shares owned by Wyoming Investments Limited Partnership, of which Mr. Snyder is a general partner.

(2) Based upon Schedule 13G filed with the Securities and Exchange Commission. We have been advised that amount includes (i) 25,000 shares owned by Euro Business Angels S.A., an entity indirectly controlled by Mr. Mallart, (ii) 157,000 shares owned by Finextern S.A., an entity controlled by Mr. Mallart, and (iii) 476,700 shares owned by Net Mutation S.A., an entity indirectly controlled by Mr. Mallart.

(3) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes 260,000 shares that are issuable to Ms. English upon exercise of options that are currently exercisable.

(4) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. We have been advised that 1436917 Ontario Inc. is the general partner of St. Andrews Capital Limited Partnership.

(5) Based upon Schedule 13G, as amended, filed with the Securities and Exchange Commission. Represents shares owned by Republic Electronics Corporation (see footnote (6)) of which Mr. Ueltzen is the majority shareholder, President and Chief Executive Officer, and 6,250 shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

(6) Based upon Schedule 13G, as amended, filed with the Securities and Exchange Commission.

(7) Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission and information otherwise known to us.

(8) Includes 62,500 shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

(9) Represents shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

(10) Includes 6,250 shares that are issuable upon exercise of options that are currently exercisable or are exercisable within 60 days.

(11) Includes 70,000 shares that are issuable to executive officers upon exercise of options that are currently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Dorothy English / Navtech Applied Research Inc.

Dorothy English is currently an employee of Navtech-Canada as well as one of our principal stockholders, and until July 2000 was one of our officers and directors. She owns all of the stock of Navtech Applied Research Inc. ("NARI"). Duncan Macdonald, currently our Chairman of the Board and formerly our Chief Executive Officer, served as President of NARI until January 15, 2001.

As of October 23, 2000, NARI was indebted to us in the aggregate amount of $1,288,724. This balance consisted of several promissory notes with varying terms as well as unsecured advances. For financial reporting purposes, we had provided for an allowance of $928,412 against this debt as of October 31, 1999. The resulting net balance was equal approximately to the fair value of certain weather software assets owned by NARI at that date as discussed below.

On October 23, 2000, we entered into a series of transactions with NARI to recover the amount due from NARI to us as follows:

o Certain weather assets purchased by NARI in 1998 were transferred to us in return for a reduction of debt. We believe that the estimated fair value for tax purposes of $147,651 is equivalent to the software's fair market value at October 23, 2000, the date of the valuation.
o NARI returned 502,766 shares of our common stock to treasury in return for a further reduction of debt. At the time of the transfer, the shares' market value was $942,686.
o NARI signed two promissory notes in the cumulative amount of $56,400 Canadian ($36,809 US as at October 31, 2000) that were paid on January 15, 2001 from the proceeds from the sale of its remaining 150,000 shares of our common stock.
o As part of the asset transfer and treasury stock transfer, for financial reporting purposes, we reduced our allowance for doubtful accounts by $904,102 and recorded this reduction as a reduction to operating costs and expenses.

There will be no further amounts due from NARI.

Duncan Macdonald

Effective January 1, 1999, Navtech-Canada entered into a two year services agreement with Kintyre & Company Limited, a company controlled by Duncan Macdonald, currently our Chairman of the Board and then our Chief Executive Officer. Under the agreement, Kintyre agreed to provide the services of Mr. Macdonald, as well as other Kintyre staff as needed, to assist us in our strategic corporate structuring and corporate finance and accounting activities. Kintyre was entitled to receive a base monthly fee of $23,250 Canadian, plus additional amounts upon the meeting of certain time thresholds and an annual bonus of $8,700 Canadian. Effective with the employment of Mr. Macdonald by Navtech-Canada on May 1, 2000, the base amount was reduced to $11,000 Canadian per month. Effective with our employment of the remaining Kintyre staff on January 1, 2001, this agreement was terminated.

During the fiscal years ended October 31, 2000 and 2001, we paid approximately $182,000 and $14,000, respectively, under the agreement with Kintyre.

Effective November 29, 2001, Mr. Macdonald resigned as Chief Executive Officer. As part of the resignation, Navtech-Canada entered into a settlement and release agreement, entitling Mr. Macdonald to six months salary (totaling approximately $112,000 Canadian), as well as miscellaneous expenses up to December 31, 2001.

Alain Mallart / Easy Flying S.A.

Alain Mallart is one of our principal stockholders and, to our knowledge, is a principal stockholder of Easy Flying S.A., a company incorporated in France.

In October 2000, Easy Flying S.A. purchased 500,000 common shares from us for proceeds of $500,000. Easy Flying S.A. also purchased a Weather and NOTAMS system for $250,000, with $100,000 due upon contract signing and the remaining $150,000 due in three installments on April 1, 2001, July 1, 2001 and October 1, 2001.

In June 2001, in an effort to raise additional working capital, two shareholders of Easy Flying S.A. (including an entity controlled by Mr. Mallart) purchased from us a total of 400,000 common shares for $400,000. Concurrent with this purchase, and as a condition to raising this capital, we loaned Easy Flying S.A. a total of $200,000. The loan is repayable on December 31, 2002. As security for the repayment of the loan, Easy Flying S.A. pledged 100,000 of our common shares.

On September 28, 2001, Easy Flying S.A. filed for bankruptcy in France. At the date of filing, Easy Flying S.A. owed us the full amount of the $200,000 note receivable in addition to $120,665 relating to the sale of the Weather and NOTAMS system and related services. At October 31, 2001, for financial reporting purposes, we reserved the sum of $290,665 against the amounts owing from Easy Flying S.A. The remaining $30,000 not provided for represents the estimated net realizable value of our 100,000 common shares pledged as security.

Global Weather Dynamics, Inc.

Robert Snyder is one of our principal stockholders and is a principal stockholder of Global Weather Dynamics, Inc.

Michael Ueltzen is one of our directors and was President of Global until his resignation effective January 1, 2002. Mr. Ueltzen is also the majority shareholder, President, and Chief Executive Officer of Republic Electronics
Corporation, one of our principal stockholders. We have been advised by Mr. Ueltzen that The Republic Group, of which Mr. Ueltzen is the sole stockholder, President and Chief Executive Officer, received $269,316 from Global during fiscal 2001 in consideration of services rendered.

Duncan Macdonald, currently our Chairman of the Board and formerly our Chief Executive Officer, acted as a consultant and advisor to Global during 1999 and 2000. Mr. Macdonald has advised us that, during fiscal 2001, he received payment from Global of $46,500 for reimbursement of expenses. Subsequent to his resignation as our Chief Executive Officer, Mr. Macdonald has been engaged as an advisor and management consultant to Global.

During the year ended October 31, 2001, a director of Global also served on our board as a designee of Mr. Snyder.

During fiscal 2001, we performed consulting services for Global and made several miscellaneous payments on their behalf. Given our knowledge of Global's financial position, we provided an allowance for doubtful accounts of $111,111 (representing one half of the balance outstanding at October 31, 2001). This balance consists primarily of outstanding consulting fees and related expenses. The remaining balance of $111,112 represents our estimate of the net realizable value of this receivable.

Global is still an active company and we continue to pursue efforts to collect the outstanding balance.


                        PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

     Four directors are to be elected at the meeting to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal.

     The following table sets forth the positions and offices presently held with us by each nominee for election as director, his age as of February 28, 2002, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of their election.

============================================================================================
                                     Positions and Offices                     Year Became
            Name        Age       Presently Held with Navtech                   Director
============================================================================================
David Strucke            33     President, Chief Executive Officer, Chief          2001
                                Financial Officer, Secretary, and Director

Thomas D. Beynon         60     Director                                           2000

Michael Jakobowski       41     Director                                           2001

Michael Ueltzen          56     Director                                           2001
============================================================================================

     Thomas D. Beynon is a partner in the Waterloo law firm of McCarter Grespan Robson Beynon Thompson LLP and a member of the Law Society of Upper Canada. He has been with the firm since March 1996. Prior to this, Mr. Beynon spent six years with a Canadian national law firm, Sims Clement Eastman, from 1991 to 1996. His primary focus is in the areas of commercial, corporate and finance law with a diverse client base of both public and private Canadian corporations. He also served on the Board of Waterloo Microsystems Inc. from 1986 to 1990. Mr. Beynon holds memberships in the Institute of Corporate Directors and the American Bar Association and he is a founding member and director of Communitech, a technology association in Southwestern Ontario. Mr. Beynon has been a director of Navtech since July 2000.

     Michael Jakobowski has served as Chief Financial Officer of Cambridge Information Group since September 1999. Prior to joining Cambridge, Mr. Jakobowski was the Vice President of Accounting for Thomson Financial Database Group from August 1997 to September 1999, and the Corporate Controller for Kline Group from June 1994 to August 1997. Mr. Jakobowski is a member of the American Institute of Certified Public Accountants. Prior to 1994, Mr. Jakobowski spent over 11 years in public accounting with Price Waterhouse, Coopers & Lybrand, and Johnson Lambert and Co. Mr. Jakobowski has served as one of our directors since November 2001.

     David Strucke has served as our President, Chief Executive Officer, Secretary and a director since November 2001. Mr. Strucke also continues to serve as our Chief Financial Officer, a position held since January 2000. Mr. Strucke served as Vice President - Finance & Accounting of Navtech-Canada from October 1999 to January 2000 and as its Director of Finance and Accounting and a Business Analyst from January 1999 to October 1999. Prior to joining us, Mr. Strucke served as a Financial Analyst focusing on mergers and acquisitions for an automotive capital equipment manufacturer from 1997 to 1998. From 1996 to 1997, Mr. Strucke performed financial and accounting consulting work for manufacturing companies. Mr. Strucke has lectured on Introductory Finance for the undergraduate business program at Wilfrid Laurier University.

     Michael Ueltzen is the President and CEO of The Republic Group ("TRG") in Arlington, Virginia. Mr. Ueltzen joined TRG in 1968. TRG is a high-tech export management firm with representatives in 78 countries, and specializes in systems integration and engineering projects with emphasis on international environmental problems. Mr. Ueltzen and TRG were awarded the Presidential E-Star Award for outstanding contribution to the United States Export Expansion Program. Mr. Ueltzen has been a member of the American Meteorological Society since 1985. Mr. Ueltzen served as President of Global Weather Dynamics, Inc until December 2001. Mr. Ueltzen has served as one of our directors since July 2001.

Director Whose Term Is Expiring

     The following table sets forth the office presently held with us by Duncan Macdonald whose term is expiring at the Annual Meeting of Shareholders, his age as of February 28, 2002, and the year in which he became a director.

================================================================================
                                  Positions and Offices             Year Became
      Name            Age      Presently Held with Navtech           Director
================================================================================
Duncan Macdonald       42     Chairman of the Board of Directors       1999
================================================================================

     Duncan Macdonald has served as our Chairman of the Board since January 2000 and as a director since December 1999. Mr. Macdonald served as our Chief Executive Officer from March 1996 until his resignation in November 2001. He served as our Chief Financial Officer from July 1995 to January 1999. Since January 1992, Mr. Macdonald has also served as managing partner of Kintyre & Company Limited, a management consulting firm based in Ottawa, Ontario. In addition, since December 1998, he has served as President of St. Andrews Technology Associates, Inc., and served as President of Navtech Applied Research Inc. until January 2001.

Committees

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of our accounting, auditing, internal control and financial reporting practices. It may also have such other duties as may from time to time be assigned to it by the Board. The members of the Audit Committee currently are Messrs. Beynon and Jakobowski. The directors who serve on the Audit Committee are "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. To date, the Board of Directors has not adopted a written charter for the Audit Committee.

     There are no other committees of the Board of Directors, all other functions being performed by the Board as a whole. The Board will consider shareholder recommendations for Board positions that are made in writing to our Chief Executive Officer.

Report of the Audit Committee

In overseeing the preparation of Navtech's financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, Navtech's outside auditors, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (Communication With Audit Committees).

The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including the written disclosures and the letter delivered to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in Navtech's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2001, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Thomas D. Beynon
Michael Jakobowski

Meetings

     The Board held thirteen meetings during the fiscal year ended October 31, 2001. Each of our current directors attended all meetings held during their term of office.

     The Audit Committee held four meetings during the fiscal year ended October 31, 2001. Both committee members attended the four meetings.

Family Relationships

     There is no family relationship among any of our executive officers and directors.

Term of Office

     Each director will hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Each executive officer will hold office until the next regular meeting of the Board of Directors following the next Annual Meeting of Shareholders or until his successor is elected or appointed and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on a review of copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the fiscal year ended October 31, 2001, all Section 16(a) filing requirements applicable to the officers, directors and 10% stockholders were complied with, except that Mr. Beynon filed his Form 5 late (which form reported one transaction), and Messrs. Prashant Gupta, Martin Hamrogue, James McGinty, and Denis Metherell, former directors, filed their respective Form 5 late (each reporting one transaction). Also, Jason Kleinbub, one of our executive officers, filed his Form 3 late, EasyFlying S.A., formerly a 10% stockholder, did not file a Form 4 with respect to certain sale transactions, and Alain Mallart and his affiliated entities, Finextern S.A., and Net Mutation S.A., a 10% stockholder, filed a Form 3 late.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, our independent auditors, has served as such since the fiscal year ended October 31, 2000.

     On April 25, 2000, we dismissed Grant Thornton LLP as our independent certified public accountants. This decision was made by our Board of Directors.

     The reports of Grant Thornton LLP on our financial statements as of October 31, 1998 and 1999 and for the years then ended neither contain an adverse opinion or a disclaimer of opinion nor are they modified as to uncertainty, audit scope or accounting principles, except that the opinions included an explanatory paragraph that there were conditions that raised substantial doubt about our ability to continue as a going concern.

     During the fiscal years ended October 31, 1998 and 1999 and the period from November 1, 1999 to April 25, 2000, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of such firm, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     Effective April 27, 2000, we engaged Deloitte & Touche LLP as our independent certified public accountants for the fiscal year ended October 31, 2000. Our Board of Directors approved the engagement of Deloitte & Touche LLP.

     It is not expected that a representative from Deloitte & Touche LLP will attend the meeting.

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the 2001 fiscal year and the review of the financial statements included in our Forms 10-QSB for that fiscal year were $24,300.

Financial Information Systems Design and Implementation Fees

     During fiscal 2001, Deloitte & Touche LLP did not render to us any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

     The aggregate fees billed for services rendered by Deloitte & Touche LLP for fiscal 2001, other than the services described above under "Audit Fees", were $52,600.

     The Audit Committee considered whether the provision of the services covered in "All Other Fees" is compatible with maintaining Deloitte & Touche LLP's independence.

                              SHAREHOLDER PROPOSALS

     Shareholder  proposals  intended  to be  presented  at the our next  Annual
Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, must be received by our Secretary at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5 by November 6, 2002 for inclusion in our Proxy Statement and form of proxy relating to such meeting.

     The following requirements with respect to shareholder proposals and shareholder nominees to the Board of Directors are included in our By-Laws.

     1. Shareholder Proposals. For a proposal to be properly brought before an annual meeting by one of our shareholders, the shareholder must have given timely notice to our Secretary. To be timely, such proposal must be received by the Secretary at the principal executive offices on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year's annual meeting of shareholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a shareholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before we mail the Proxy Statement for the current year. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such shareholder proposing such business; (c) the class and number of our shares which are beneficially owned by such shareholder; and (d) any material interest of such shareholder in such business. No business proposed by a shareholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our Proxy Statement.

     2. Shareholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to our Secretary. To be timely, a shareholder's notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to shareholders or (b) the day on which such public disclosure was made. The shareholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the shareholder.

     Any notice given pursuant to the foregoing requirements must be sent to our Secretary at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5. The foregoing is only a summary of the provisions of our By-Laws that relate to shareholder proposals and shareholder nominations for director.

                                 OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                                   FORM 10-KSB

This Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2001 (excluding exhibits). We will furnish a copy of any exhibits upon request. We may charge a fee equal to our reasonable expenses in furnishing the exhibits.


                                                David Strucke
                                                Secretary


Waterloo, Ontario
March 7, 2002



                                  NAVTECH, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints David Strucke and Michael Jakobowski as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Shares of Navtech, Inc. (the "Company") held of record by the undersigned at the close of business on February 28, 2002 at the Annual Meeting of Shareholders to be held on April 2, 2002 or any adjournment thereof.

1.      Election of Directors:

     __  FOR all nominees listed below    __  WITHHOLD AUTHORITY to vote (except
                                              as marked to the contrary for all
                                              nominees listed below)

(Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

Thomas D. Beynon      Michael Jakobowski      David Strucke      Michael Ueltzen

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Dated:_______________, _____

                    _______________________________________
                    Signature

                    _______________________________________
                    Signature if held jointly